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                                                                   Exhibit 10.25

                      SECOND AMENDMENT TO GUARANTY LEASE
                      ----------------------------------

     THIS SECOND AMENDMENT TO GUARANTY OF LEASE (this "Second Amendment to Guaranty") is made as of July 26, 2000, by and between EOP-10960 Wilshire, L.L.C., a Delaware limited liability company, doing business in California as EOP-10960 Wilshire, LLC, a Delaware limited company ("Landlord") and The News Corporation Limited, a South Australian corportion, and New Publishing Australia Limited, a Delaware corporation (collectively, "Guarantor").

                               R E C I T A L S:
                               ---------------

     WHEREAS, the 10880 Property Corporation, a Delaware corporation, predecessor-in-interest to Landlord, and Saban Entertainment, Inc., a Delaware corporation ("Tenant"), entered into that certain Office Lease, dated July 17, 1995, as amended by that certain First Amendment to Lease ("First Amendment"), dated August 1, 1997; that certain Second Amendment to Lease (the "Second Amendment") dated December 31, 1998; that certain letter agreement dated January 26, 1998 (the "First Letter Agreement") and that certain First Amendment to Guaranty dated January 26, 1998 (the "First Amendment to Guaranty") (collectively, the "Lease") concerning premises located at 10960 Wilshire Boulevard, in the City of Los Angeles, County of Los Angeles, State of California;

     WHEREAS, Guarantor executed that certain Guaranty of Lease, dated August 1, 1997 (the "Guaranty"), in favor of Beacon Properties, L.P., a Delaware limited partnership ("Beacon"), predecessor-in-interest to Landlord, as a condition precedent to Beacon's execution of the First Amendment;

     WHEREAS, Landlord and Tenant desire to enter into that certain interim agreement, dated as of the date hereof (the "Interim Agreement"); and

     WHEREAS, Landlord would not execute the Interim Agreement if Guarantor did not execute and deliver this Second Amendment to Guaranty.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, for and in consideration of the execution of the foregoing Interim Agreement by Landlord and Tenant and as a material inducement to Landlord to execute said Interim Agreement, Landlord and Guarantor agree as follows:

     1. Maximum Liability Amount. Section 23 of the Guaranty is hereby deleted in its entirety and is replaced with the following:

               "23. Limitation of Aggregate Liability.  The aggregate
                    ---------------------------------
          liability of the Guarantor under this Guaranty shall be limited to $6,608,653.24 (the "Maximum Liability Amount"). Notwithstanding the foregoing, provided that an Event of Default is not then in existence under the Lease, on each of July 17, 2001 and
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          July 17, 2002, the Maximum Liability Amount under this
          Guaranty shall be reduced on a straight line basis, in two (2) equal installments. Notwithstanding anything to the contrary set forth in this Guaranty, the Maximum Liability Amount under this Guaranty (A) shall not be reduced by amounts recovered or collected by Landlord from Tenant or Guarantor, to the extent such amounts are reimbursement for (i) expenses incurred by Landlord in collecting or attempting to collect amounts due Landlord under the Lease or this Guaranty, including, but not limited to, attorneys' fees and costs, and (ii) late charges and interest due under the Lease, and (B) shall not decrease as set forth above if, as of the date of any schedule decrease, an Event of Default exists under the Lease, provided that upon the cure of any such Event of Default, at that time, the Maximum Liability Amount under this Guaranty shall be appropriately reduced as if such default had not occurred."

     2. Reaffirmation. By its execution of this Second Amendment to the Guaranty, the undersigned hereby consent to the Interim Agreement, and hereby reaffirms its obligations pursuant to the Guaranty, as modified hereby, with respect to the Lease, as modified by the Interim Agreement.

     3. No Further Modification. Except as specifically set forth in this Second Amendment to Guaranty, all of the terms and provisions of the Guaranty are unmodified and shall remain in full force and effect.

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     IN WITNESS WHEREOF, Landlord and Guarantor have executed this Second
Amendment to Guaranty as of the day and year first above written.

                                      "LANDLORD":

                                      EOP-10960 WILSHIRE, L.L.C., a Delaware
                                      limited liability company

                                      By:  EOP-Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By:  Equity Office Properties Trust,
                                                a Maryland real estate
                                                investment trust, its managing
                                                general partner

                                                By:   /s/ Peter H. Adams
                                                      --------------------------
                                                Name  PETER H. ADAMS
                                                      --------------------------
                                                Title Senior Vice President
                                                      --------------------------

                                      "Guarantor"

                                      THE NEWS CORPORATION LIMITED, a South
                                      Australian Corporation

                                      By: /s/ Laura O' Leary
                                         ---------------------------------------
                                          LAURA O'LEARY

                                          Its:  Secretary

                                      NEWS PUBLISHING AUSTRALIA LIMITED, a
                                      Delaware corporation

                                      By: /s/ Paula Wardynski
                                         ---------------------------------------
                                          PAULA WARDYNSKI

                                          Its:  Vice President

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